As filed with the Securities and Exchange Commission on March 31, 2006.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2006 (March 31, 2006)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Item 8.01.                                         Other Events.

On March 31, 2006, Medarex, Inc. issued a press release announcing the initiation of a registrational clinical trial studying ipilimumab (also known as MDX-010) as a monotherapy in previously-treated metastatic melanoma patients. Medarex is developing ipilimumab in collaboration with Bristol-Myers Squibb Company.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                                                                                            Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number

99.1	Medarex, Inc. Press Release dated March 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: March 31, 2006	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99.1	Medarex, Inc. Press Release dated March 31, 2006.